Intangible assets	6 Months Ended
Jun. 30, 2021
Intangible assets
Intangible assets

2)  Intangible assets

In accordance with IAS 36 ‘Impairment of Assets’, reviews for triggers at an individual asset or cash-generating-unit level were conducted, and impairment tests carried out where triggers were identified. This resulted in a total net impairment charge of $55m being recorded against an intangible asset during the six months ended 30 June 2021 (H1 2020: $119m). Net impairment charges in respect of launched products and products in development were $nil (H1 2020: $85m) and $55m (H1 2020: $34m) respectively. Impairments recorded on products in development were a consequence of failed or poor performing trials, with the individual assets being fully impaired.